ING Investors Trust

ING DFA Global Allocation Portfolio

(“Portfolio”)

Supplement dated October 12, 2011

to the Portfolio’s Adviser Class (“Class ADV”),

Service Class (“Class S”) and

Institutional Class (“Class I”)

Statement of Additional Information (“SAI”)

dated April 29, 2011

The information relating to the Portfolio in the table of the section entitled “Total Sub-Advisory Fees Paid” found on page 82 of the SAI is deleted and replaced with the following:

Sub-Adviser	2010		2009	2008
ING DFA Global Allocation Portfolio	$34,011	(2)	N/A	N/A

  (2) The Portfolio commenced operations on April 30, 2010. Reflects the period from April 30, 2010 to December 31, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE